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                                                                    Exhibit 23.8


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 4, 2001 with respect to the balance sheet of Harley-Davidson Motorcycle Trust 2001-3 at December 4, 2001, in the Registration Statement (Form S-3 No. 333-37550) and related Prospectus of Harley-Davidson Motorcycle Trusts dated November 15, 2000.





                                                           /s/ ERNST & YOUNG LLP


Chicago, Illinois
December 4, 2001


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